DELAWARE GROUP® EQUITY FUNDS IV
(the “Trust”)
Delaware Macquarie Global Real Estate Fund
(the “Fund”)

Supplement to the Fund's Prospectuses
dated January 28, 2010 (the “Prospectuses”)

At a meeting on November 18, 2010, the Trust’s Board of Trustees approved changes to the Fund’s name to reflect that the Delaware Investments Real Estate Team manages the Fund. Effective as of the close of business Wednesday, November 24, 2010, the name of the Fund will change from “Delaware Macquarie Global Real Estate Fund” to “Delaware Global Real Estate Securities Fund.”

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated November 18, 2010.